                                                                    EXHIBIT 10.1



STATE OF ALABAMA  )

COUNTY OF BLOUNT  )

                                A G R E E M E N T

         THIS AGREEMENT made and entered into on this the 28th day of March, 1996, by and between KENNON R. PATTERSON, SR., hereinafter known as and referred to as Party of the First Part and Community Bancshares, Inc., a Delaware Corporation, hereinafter known as and referred to as Party of the Second Part.

                              W I T N E S S E T H:

         WHEREAS, the Party of the First Part is hired as an employee and is presently serving as President, Chief Executive Officer and Chairman of the Board of Directors of Community Bancshares, Inc.; Chief Executive Officer and Chairman of the Board of its subsidiary, Community Bank, an Alabama banking corporation, and Chairman of the Board of its subsidiary, Community Bank, a Tennessee banking corporation, and all parties hereto deem it to be in the best interest of the Party of the Second Part and the Party of the First Part that the said Employee continue in these capacities.

         NOW, THEREFORE, the parties hereto, in consideration of the premises and the mutual covenants herein contained, do hereby agree as follows:

         1. The Party of the Second Part agrees to employ Kennon Ray Patterson, Sr., to perform the duties and render the services herein provided, and Kennon Ray Patterson, Sr., faithfully and diligently agrees to perform such duties and render such services, for the period commencing on the 1st day of April, 1996, and ending on the 31st day of March, 2008. The intention of the parties is that this Contract be for a term of twelve (12) years without the right of either party to terminate. The Party of the Second Part hereby employs the said Kennon Ray Patterson, Sr., to perform faithfully, duties assigned to him as President and Chief Executive Officer and Chairman of the Board of Directors of Community Bancshares, Inc.; Chief Executive Officer and Chairman of the Board of Community Bank, an Alabama banking corporation, and Chairman of the Board of Community Bank, a Tennessee banking corporation, and such other duties as the board of directors of Community Bancshares,

Inc. may assign to him. In the event that Party of the First Part is not re-elected to the positions as stated herein, Party of the First Part shall have the option to give notice, to the Party of the Second Part to accelerate compensation to Party of the First Part pursuant to the terms hereof, Party of the Second Part shall, within sixty (60) days, make payment to Party of the First Part for all amounts which would otherwise have been paid to Party of the First Part for the then remaining term of this Agreement.

         2. The Party of the First Part agrees that he will at all times, faithfully, industriously, and to the best of his ability, experience, and talent perform all duties that may be required of and from him pursuant to the expressed and implicit terms hereof. That the duties of said Party of the First Part shall be those that are normally and customarily associated with the positions held by the Party of the First Part. The Party of the First Part shall exercise supervision of Community Bancshares, Inc., and its subsidiaries and affiliates. In connection with the exercising of these duties, the Party of the First Part will have full and complete freedom to organize, reorganize and arrange the administrative and supervisory staff and other employees of the Party of the Second Part which in his judgment, best serves the Party of the Second Part; that the administration of banking and business affairs of the Party of the Second Part will be lodged with the Party of the First Part and administered by him with the assistance of his staff and in accordance with and within the Policy and guidelines adopted by the Board of Directors of the Party of the Second Part. The Party of the First Part has full authority to make any and all purchases of Assets, both fixed assets or otherwise, for or in behalf of the Party of the Second Part as in the full discretion of the party of the First Party. The Party of the First Part is to keep the Board of Directors of the Party of the Second Part fully informed and advised on all business affairs of the Party of the Second Part at all times. That the Party of the First Part shall with the advice of the Board of Directors nominate, hire and fire all Officers of the Party of the Second Part.

         3. The Party of the Second Part shall pay the Party of the First Part the sum of One Hundred Fifty Thousand and no/100 Dollars ($150,000.00) in twelve equal payments and the sum of Three Hundred Thousand and no/100 Dollars ($300,000.00) in one payment on January 15 of each year and will be paid One Hundred Fifty Thousand and no/100 Dollars ($150,000.00) bonus January 15 of each year. The Party of the First Part shall also be paid board fees as other board members as set from time to time by the Board of Directors. This compensating package shall be increased no less than 10% of the compensating package each December of said contract.

         4. Expense Allowance. That the Party of the Second Part shall provide the Party of the First Part with an expense account to cover expenses in the discretion of the Party of the First Part.

         5. Transportation Allowance. The Party of the Second Part shall provide the Party of the First Part during the term of this Contract an automobile of his choice for the business and personal use of the Party of the First Part.

         6. Civic & Social Clubs. That the Party of the Second Part shall pay such dues for membership of the Party of the First Part in such civic and/or social clubs or organizations at the discretion of the Party of the First Part.

         7. Life Insurance. The Party of the Second Part shall provide and pay to the Party of the First Part the further sum of Ten Thousand and no/100 ($10,000.00) dollars annually for life insurance of the choosing of the Party of the First Part. Such life insurance policy or policies shall be the property of the party of the First Part and he shall be the owner and designate the beneficiaries thereon.

         8. Vacation, Sick Leave and Disability. That the Party of the First Part shall receive an annual paid vacation of four weeks and shall be entitled to sick leave according to normal Company policy in that respect. In the event of the disability of the Party of the First Part to the extent that he is incapable of performing his duties, the Party of the First Part shall be entitled to normal and usual salary and compensation for such period of disability not to exceed 365 calendar days.

         9. Professional Meetings. That the Party of the First Part may attend normal, usual and customary, professional and educational meetings at the local, state, and national level and the expense of such attendance to be incurred and paid by the Party of the Second Part.

         10. It is understood by and between the parties (the Party of the Second Part and Party of the First Part), that the business of the Party of the Second Part is highly confidential to the Party of the Second Part and its customers and in the event of the termination of Agreement of Employment by Party of the Second Part or Party of the First Part, then the Party of the First Part shall not compete against the Party of the Second Part in the business of banking within a twenty-five (25) mile radius of any office of the company for a period of two (2) years from the date of termination.

         11. Severability. All agreements and covenants contained herein are severable, and in the event any of them, with the exceptions of those contained in Sections One and Three hereof, shall be held to be invalid by any competent court, this contract shall be interpreted as if such invalid agreements or covenants were not contained herein.

         IN WITNESS WHEREOF, the parties have executed this Agreement at Blountsville, Alabama, on this the 28th day of March, 1996.


                                            PARTY OF THE FIRST PART

                                            /s/ Kennon Ray Patterson, Sr.
                                            ------------------------------------
                                            Kennon Ray Patterson, Sr.



                                            PARTY OF THE SECOND PART
ATTEST                                      COMMUNITY BANCSHARES, INC.

/s/ Bishop K. Walker, Jr.                   By: /s/ Bishop K. Walker, Jr.
-----------------------------------             --------------------------------
Secretary                                       Vice Chairman

STATE OF ALABAMA  )

COUNTY OF BLOUNT  )

         I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Kennon Ray Patterson, Sr., whose name is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he executed the same voluntarily on the day the same bears date.

         Given under my hand and official seal, this the 28th day of March, 1996.

                                            /s/ Elaine E. Corvin
                                            ------------------------------------
                                            Notary Public

STATE OF ALABAMA  )

COUNTY OF BLOUNT  )

         I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Bishop K. Walker, Jr., as Vice Chairman of Community Bancshares, Inc., a corporation, whose name is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he executed the same voluntarily on the day the same bears date.

         Given under my hand and official seal, this the 28th day of March, 1996.

                                            /s/ Elaine E. Corvin
                                            ------------------------------------
                                            Notary Public